                                                        Exhibit No. EX-99.h.2.ii

                                AMENDMENT NO. 30
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

  DELAWARE GROUP ADVISER FUNDS            DELAWARE GROUP INCOME FUNDS
  Delaware Diversified Income Fund        Delaware Corporate Bond Fund
  Delaware U.S. Growth Fund               Delaware Delchester Fund
                                          Delaware Extended Duration Bond Fund
  DELAWARE GROUP CASH RESERVE             Delaware High-Yield Opportunities
  Delaware Cash Reserve Fund               Fund

                                          DELAWARE GROUP LIMITED-TERM
                                          GOVERNMENT FUNDS
  DELAWARE GROUP EQUITY FUNDS I           Delaware Limited-Term Government Fund
  Delaware Balanced Fund
                                          DELAWARE GROUP STATE TAX-FREE INCOME
                                          TRUST
  DELAWARE GROUP EQUITY FUNDS II          Delaware Tax-Free Pennsylvania Fund
  Delaware Large Cap Value Fund
  Delaware Value Fund                     DELAWARE GROUP TAX FREE FUND
                                          Delaware Tax-Free Insured Fund
  DELAWARE GROUP EQUITY FUNDS III         Delaware Tax-Free USA Fund
  Delaware American Services Fund         Delaware Tax-Free USA Intermediate
  Delaware Small Cap Growth Fund           Fund
  Delaware Trend Fund
                                          DELAWARE GROUP TAX FREE MONEY FUND
                                          Delaware Tax-Free Money Fund
  DELAWARE GROUP EQUITY FUNDS IV
  Delaware Diversified Growth Fund        DELAWARE INVESTMENTS MUNICIPAL TRUST
  Delaware Growth Opportunities Fund      Delaware Tax-Free Florida Insured
                                           Fund
                                          Delaware Tax-Free Missouri Insured
                                           Fund
  DELAWARE GROUP EQUITY FUNDS V           Delaware Tax-Free Oregon Insured Fund
  Delaware Dividend Income Fund
  Delaware Small Cap Core Fund            DELAWARE POOLED TRUST
  Delaware Small Cap Value Fund           The All-Cap Growth Equity Portfolio
                                          The Core Focus Fixed Income Portfolio
  DELAWARE GROUP FOUNDATION FUNDS         The Core Plus Fixed Income Portfolio
  Delaware Balanced Allocation Portfolio  The Emerging Markets Portfolio
  Delaware Growth Allocation Portfolio    The Global Fixed Income Portfolio
  Delaware Income Allocation Portfolio    The High-Yield Bond Portfolio
                                          The Intermediate Fixed Income
                                           Portfolio
  DELAWARE GROUP GLOBAL & INTERNATIONAL   The International Equity Portfolio
  FUNDS                                   The International Fixed Income
  Delaware Emerging Markets Fund           Portfolio
  Delaware International Small Cap        The Labor Select International
   Value Fund                              Equity Portfolio
  Delaware International Value Equity     The Large-Cap Value Equity Portfolio
   Fund                                   The Large-Cap Growth Equity Portfolio
                                          The Mid-Cap Growth Equity Portfolio
                                          The Real Estate Investment Trust
  DELAWARE GROUP GOVERNMENT FUND           Portfolio
  Delaware American Government Bond Fund  The Real Estate Investment Trust
  Delaware Inflation Protected Bond Fund   Portfolio II
                                          The Small-Cap Growth Equity Portfolio
                                          The Small-Cap Growth II Equity
                                           Portfolio
                                          The Smid-Cap Growth Equity Portfolio

  DELAWARE VIP TRUST                      VOYAGEUR INTERMEDIATE TAX FREE FUNDS
  Delaware VIP Balanced Series            Delaware Tax-Free Minnesota
  Delaware VIP Capital Reserves Series     Intermediate Fund
  Delaware VIP Cash Reserve Series
  Delaware VIP Diversified Income         VOYAGEUR MUTUAL FUNDS
   Series                                 Delaware Minnesota High-Yield
  Delaware VIP Emerging Markets Series     Municipal Bond Fund
  Delaware VIP Global Bond Series         Delaware National High-Yield
  Delaware VIP Growth Opportunities        Municipal Bond Fund
   Series                                 Delaware Tax-Free California Fund
  Delaware VIP High Yield Series          Delaware Tax-Free Idaho Fund
  Delaware VIP International Value        Delaware Tax-Free New York Fund
   Equity Series
  Delaware VIP REIT Series
  Delaware VIP Select Growth Series
  Delaware VIP Small Cap Value Series     VOYAGEUR MUTUAL FUNDS II
  Delaware VIP Trend Series               Delaware Tax-Free Colorado Fund
  Delaware VIP U.S. Growth Series
  Delaware VIP Value Series               VOYAGEUR MUTUAL FUNDS III
                                          Delaware Select Growth Fund

                                          VOYAGEUR TAX FREE FUNDS
  VOYAGEUR INSURED FUNDS                  Delaware Tax-Free Minnesota Fund
  Delaware Tax-Free Arizona Insured
   Fund
  Delaware Tax-Free Minnesota Insured
   Fund

Dated as of October 31, 2005

DELAWARE SERVICE COMPANY, INC.               DELAWARE GROUP ADVISER FUNDS
                                             DELAWARE GROUP CASH RESERVE
                                             DELAWARE GROUP EQUITY FUNDS I
By:    /s/Michael P. Bishof                  DELAWARE GROUP EQUITY FUNDS II
Name:     Michael P. Bishof                  DELAWARE GROUP EQUITY FUNDS III
Title:    Senior Vice President/Chief        DELAWARE GROUP EQUITY FUNDS IV
          Financial Officer                  DELAWARE GROUP EQUITY FUNDS V
                                             DELAWARE GROUP FOUNDATION FUNDS
                                             DELAWARE GROUP GLOBAL &
                                              INTERNATIONAL FUNDS
                                             DELAWARE GROUP GOVERNMENT FUND
                                             DELAWARE GROUP INCOME FUNDS
                                             DELAWARE GROUP LIMITED-TERM
                                              GOVERNMENT FUNDS
                                             DELAWARE GROUP STATE TAX-FREE
                                              INCOME TRUST
                                             DELAWARE GROUP TAX FREE FUND
                                             DELAWARE GROUP TAX-FREE MONEY FUND
                                             DELAWARE INVESTMENTS MUNICIPAL
                                              TRUST
                                             DELAWARE POOLED TRUST
                                             DELAWARE VIP TRUST
                                             VOYAGEUR INSURED FUNDS
                                             VOYAGEUR INTERMEDIATE TAX FREE
                                              FUNDS
                                             VOYAGEUR MUTUAL FUNDS
                                             VOYAGEUR MUTUAL FUNDS II
                                             VOYAGEUR MUTUAL FUNDS III
                                             VOYAGEUR TAX FREE FUNDS

                                             By:    /s/Jude T. Driscoll
                                             Name:     Jude T. Driscoll
                                             Title:    President/Chief
                                                       Executive Officer

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